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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2003

Commission          Registrant,State of Incorporation      I.R.S. Employer
File Number         Address and Telephone Number           Identification No.

333-42427           J. CREW GROUP, INC.                    22-2894486
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                   (Incorporated in New York)
                    770 Broadway
                    New York, New York 10003
                    Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                 22-3540930
---------                                                  ----------

                   (Incorporated in Delaware)
                    770 Broadway
                    New York, New York 10003
                    Telephone: (212) 209-2500

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Item 5.       Other Events and Regulation FD Disclosure.

        On October 1, 2003, J.Crew Group, Inc. (the "Company") issued a press release today announcing the appointment of Roxane Al-Fayez as Executive Vice President of Catalog & e-Commerce of the Company, effective October 20, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.       Financial Statements and Exhibits.

        99.1     Press Release issued by J.Crew Group, Inc. on October 1, 2003.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               J. CREW GROUP, INC.
                                               J. CREW OPERATING CORP.

                                               By /s/ Scott Gilbertson
                                                  ------------------------------
                                                  Name:  Scott Gilbertson
                                                  Title: Chief Operating Officer

Date:  October 1, 2003

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

99.1            Press release issued by J.Crew Group, Inc. on October 1, 2003.